UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):	November 19, 2013

Humana Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

1-5975	61-0647538
(Commission File Number)	(IRS Employer Identification No.)

500 West Main Street, Louisville, Kentucky	40202
(Address of Principal Executive Offices)	(Zip Code)

502-580-1000

(Registrant's Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                      Regulation FD Disclosure.

Members of Humana Inc.’s senior management team are scheduled to meet with investors at various times between November 19, 2013 and December 11, 2013.  During such meetings, Humana’s management expects to reaffirm its guidance of $7.25 to $7.75 in diluted earnings per common share (“EPS”) for the year ending December 31, 2014. This EPS guidance is consistent with that issued in Humana’s current report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 6, 2013, and subsequently reiterated in investor presentations posted to the Investor Relations section of its web site (www.humana.com). The date and time of each presentation during the period discussed in this filing are available via the Investor Relations section of Humana’s web site.

The information in this Form 8-K shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and this Form 8-K shall be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended and the Exchange Act.

Cautionary Statement

This current report on Form 8-K includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. When used in investor presentations, press releases, Securities and Exchange Commission (SEC) filings, and in oral statements made by or with the approval of one of Humana’s executive officers, the words or phrases like “expects,” “believes,” “anticipates,” “intends,” “likely will result,” “estimates,” “projects” or variations of such words and similar expressions are intended to identify such forward-looking statements. These forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties, and assumptions, including, among other things, information set forth in the “Risk Factors” section of the company’s SEC filings, a summary of which includes but is not limited to the following:

●
If Humana does not design and price its products properly and competitively, if the premiums Humana receives are insufficient to cover the cost of health care services delivered to its members, if the company is unable to implement clinical initiatives to provide a better health care experience for its members, lower costs and appropriately document the risk profile of its members, or if its estimates of benefits expense are inadequate, Humana’s profitability could be materially adversely affected. Humana estimates the costs of its benefit expense payments, and designs and prices its products accordingly, using actuarial methods and assumptions based upon, among other relevant factors, claim payment patterns, medical cost inflation, and historical developments such as claim inventory levels and claim receipt patterns. These estimates, however, involve extensive judgment, and have considerable inherent variability because they are extremely sensitive to changes in payment patterns and medical cost trends.

●
If Humana fails to effectively implement its operational and strategic initiatives, particularly its Medicare initiatives (given the concentration of the company’s revenues in the Medicare business), the company’s business may be materially adversely affected.

●
If Humana fails to properly maintain the integrity of its data, to strategically implement new information systems, to protect Humana’s proprietary rights to its systems, or to defend against cyber-security attacks, the company’s business may be materially adversely affected.

●	Humana’s business may be materially adversely impacted by CMS’s adoption of a new coding set for diagnoses (commonly known as ICD-10).

●
Humana is involved in various legal actions, or disputes that could lead to legal actions (such as, among other things, provider contract disputes relating to rate adjustments resulting from the Balanced Budget and Emergency Deficit Control Act of 1985, as amended, commonly referred to as “sequestration”; other provider contract disputes; and qui tam litigation brought by individuals on behalf of the government) and governmental and internal investigations, any of which, if resolved unfavorably to the company, could result in substantial monetary damages. Increased litigation and negative publicity could also increase the company’s cost of doing business.

●
As a government contractor, Humana is exposed to risks that may materially adversely affect its business or its willingness or ability to participate in government health care programs including, among other things, loss of material government contracts, governmental audits and investigations, potential inadequacy of government-determined payment rates or other changes in the governmental programs in which Humana participates.

●
The Health Care Reform Law, including The Patient Protection and Affordable Care Act and The Health Care and Education Reconciliation Act of 2010, could have a material adverse effect on Humana’s results of operations, including restricting revenue, enrollment and premium growth in certain products and market segments, restricting the company’s ability to expand into new markets, increasing the company’s medical and operating costs by, among other things, requiring a minimum benefit ratio on insured products, lowering the company’s Medicare payment rates and increasing the company’s expenses associated with a non-deductible health insurance industry fee and other assessments; financial position, including the company’s ability to maintain the value of its goodwill; and cash flows. In addition, if Humana is unable to adjust its business model to address the non-deductible health insurance industry fee and other assessments, including a three-year commercial reinsurance fee, such as through the reduction of the company’s operating costs, there can be no assurance that the non-deductible health insurance industry fee and other assessments would not have a material adverse effect on the company’s results of operations, financial position, and cash flows.

●
Humana’s participation in, and the operational functionality of, the new federal and state health insurance exchanges, which have experienced certain technical difficulties in their early implementation, and which entail uncertainties associated with mix and volume of business, could adversely affect Humana’s results of operations, financial position, and cash flows.  On November 14, 2013, the Centers for Medicare & Medicaid Services (CMS) notified the various State Insurance Commissioners that, under a transitional policy, health insurance coverage in the individual or small group market that is renewed for a policy year starting between January 1, 2014 and October 1, 2014 that would otherwise have been deemed non-compliant with certain market reforms under the Health Care Reform Law will nonetheless not be considered by CMS to be out of compliance with respect to such market reforms provided certain conditions are met.  CMS further encouraged state agencies responsible for enforcing the specified market reforms to adopt the same transitional policy with respect to this coverage.  In particular in light of this transitional policy, Humana may be adversely selected by individuals who will have a higher acuity level than the anticipated pool of participants in this market.  In addition, the risk corridor, reinsurance, and risk adjustment provisions of the Health Care Reform Law, established to adequately apportion risk for insurers, may not be effective in appropriately mitigating the financial risks related to our exchange products.  These factors, along with the limited information about the individuals who have access to these newly established exchanges that was available when we established premiums, may have a material adverse effect on our results of operations if premiums are not adequate or do not appropriately reflect the acuity of these individuals. Any variation from our expectations regarding acuity, enrollment levels, adverse selection, or other assumptions utilized in setting adequate premium rates could have a material adverse effect on our results of operations, financial position, and cash flows.

●
Humana’s business activities are subject to substantial government regulation. New laws or regulations, or changes in existing laws or regulations or their manner of application could increase the company’s cost of doing business and may adversely affect the company’s business, profitability and cash flows.

●	Any failure to manage operating costs could hamper Humana’s profitability.

●	Any failure by Humana to manage acquisitions and other significant transactions successfully may have a material adverse effect on its results of operations, financial position, and cash flows.

●	If Humana fails to develop and maintain satisfactory relationships with the providers of care to its members, the company’s business may be adversely affected.

●	Humana’s pharmacy business is highly competitive and subjects it to regulations in addition to those the company faces with its core health benefits businesses.

●	Changes in the prescription drug industry pricing benchmarks may adversely affect Humana’s financial performance.

●	If Humana does not continue to earn and retain purchase discounts and volume rebates from pharmaceutical manufacturers at current levels, Humana’s gross margins may decline.

●	Humana’s ability to obtain funds from its subsidiaries is restricted by state insurance regulations.

●	Downgrades in Humana’s debt ratings, should they occur, may adversely affect its business, results of operations, and financial condition.

●	Changes in economic conditions could adversely affect Humana’s business and results of operations.

●
Federal government contracts account for a substantial portion of Humana’s revenue and earnings. A delay by Congress in raising the federal government’s debt ceiling, should it occur, could lead to a delay, reduction, suspension or cancellation of federal government spending that could, in turn, have a material adverse effect on Humana’s business, cash flows, and profitability.

●	The securities and credit markets may experience volatility and disruption, which may adversely affect Humana’s business.

●	Given the current economic climate, Humana’s stock and the stock of other companies in the insurance industry may be increasingly subject to stock price and trading volume volatility.

In making forward-looking statements, Humana is not undertaking to address or update them in future filings or communications regarding its business or results. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed herein may or may not occur. There also may be other risks that the company is unable to predict at this time. Any of these risks and uncertainties may cause actual results to differ materially from the results discussed in the forward-looking statements.

Humana advises investors to read the following documents as filed by the company with the SEC for further discussion both of the risks it faces and its historical performance:

●	Form 10-K for the year ended December 31, 2012 (as amended by the Form 10-K/A filed on April 12, 2013);
●	Form 10-Q for the quarters ended March 31, 2013, June 30, 2013 and September 30, 2013;
●	Form 8-Ks filed during 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HUMANA INC. BY: /s/ Steven E. McCulley Steven E. McCulley Vice President and Controller (Principal Accounting Officer)

Dated:           November 19, 2013